                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-30381, 33-30382, 33-35363, 33-41312, 33-63346, 33-63512, 33-79474, 33-79458, 333-09885 and 333-14347).



                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                             Arthur Andersen LLP



San Jose, California
January 28, 1997